SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):     November 4, 2019

                        INTERFACE, INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1280 West Peachtree Street NW Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (770) 437-6800

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common Stock, $0.10 Par Value Per Share	TILE	Nasdaq Global Select Market

                                    Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

          Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 5, 2019, Interface, Inc. (the “Company”) will present at Baird’s 2019 Global Industrial Conference in Chicago, Illinois. The Company’s presentation will be webcast at 9:00 a.m. ET at http://wsw.com/webcast/baird57/tile/. The webcasted presentation will also be available for replay at that website for 90 days following the live presentation. A copy of the slide presentation, which may be used in whole or in part at the above conference, is attached as Exhibit 99.1.

During the conference described above, the Company is expected to reiterate its fiscal year 2019 outlook contained in its press release included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on October 25, 2019. Forward-looking statements in the outlook remain subject to the risks and uncertainties described in that press release and Form 8-K, as well as those described in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2019, and its most recent Annual Report on Form 10-K under the heading “Risk Factors” and elsewhere.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)      Exhibits.

Exhibit No.	Description
99.1	Interface, Inc. Slide Presentation dated November 4, 2019
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ David B. Foshee
David B. Foshee
Vice President
Date: November 4, 2019